Exhibit 10.20

EXECUTION COPY

FIRST AMENDMENT TO THE

GUARANTEE AND MASTER NETTING AGREEMENT

Dated as of June 1, 2009

FIRST AMENDMENT TO THE GUARANTEE AND MASTER NETTING AGREEMENT (this “Amendment”), by and among GMAC LLC (“GMAC”), GMAC Investment Management LLC (“GMAC IM”), GMAC Mortgage, LLC (“GMAC Mortgage”), Residential Funding Company, LLC (“RFC”), Residential Capital, LLC (“Rescap”, together with GMAC Mortgage and RFC, the “Rescap Parties,” each of Rescap, GMAC Mortgage and RFC individually, a “Rescap Party”), Passive Asset Transactions, LLC (“PATI”) and RFC Asset Holdings II, LLC (“RAHI”).

PRELIMINARY STATEMENTS:

(1) GMAC, GMAC IM, the Rescap Parties, PATI and RAHI have entered into a Guarantee and Master Netting Agreement, dated as of March 18, 2009 (the “Master Netting Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Master Netting Agreement.

(2) The parties hereto have agreed to amend the Master Netting Agreement on the terms and conditions set forth herein.

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Master Netting Agreement. The Master Netting Agreement is, effective as of the date hereof, hereby amended as follows:

(a) The definition of “Settlement-Only Obligation” in Section 1(b) of the Master Netting Agreement is hereby amended and restated in full to read as follows:

“Settlement-Only Obligation means (x) an Obligation to deliver securities or to transfer funds therefor under Section 5 of the “Master Forward Agreement” described on Exhibit A, or (y) any Obligation under the “$430MM Facility,” the “MSR Facility” or the “$370MM Facility” described on Exhibit A.”

(b) Section 10 of the Master Netting Agreement is hereby amended and restated in full to read as follows:

“Restriction on Liens. Each Rescap Party hereby agrees that it shall not grant any lien or security interest in its rights under this Agreement other than (a) the lien created pursuant to the Omnibus Pledge and Security Agreement and Irrevocable Proxy, dated as of March 18, 2009 (as amended, supplemented, restated or otherwise modified from time to time, the “Omnibus Security Agreement”), by and among RFC Asset Holdings II, LLC, Passive Asset Transactions, LLC and certain of their Affiliates from time to time party thereto, as grantors, GMAC IM, as secured party, and GMAC LLC, as omnibus agent, as lender agent, as lender and as secured party, (b) liens created pursuant to the other “Derivative Agreements,” as such term is defined in the Omnibus Security Agreement, (c) the lien created pursuant to the Pledge and

First Amendment to Guarantee and Master Netting Agreement

Security Agreement and Irrevocable Proxy, dated as of June 1, 2009, between RAHI, PATI and certain of their Affiliates from time to time party thereto, as grantors, and GMAC LLC, as secured party (as amended or modified from time to time, the “Fourth Security Agreement”) and (d) any lien for taxes or assessments or other governmental charges or levies not then due and payable (or which, if due and payable, are being contested in good faith either with the third party to whom such taxes are owed or the third party obligated to pay such taxes and for which adequate reserves are being maintained, to the extent required by generally accepted accounting principles, and such proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such lien).

(c) Exhibit A to the Master Netting Agreement is hereby amended by inserting the following at the end thereof:

“$370MM Facility:

Credit Agreement, dated as of June 1, 2009, by and among Passive Asset Transactions, LLC and RFC Asset Holdings II, LLC, as borrowers, Residential Funding Company, LLC, GMAC Mortgage, LLC and Residential Capital, LLC, as guarantors, GMAC LLC, as initial lender and as credit agent and omnibus agent, and certain other financial institutions and persons from time to time party thereto as lenders, as such agreement may be amended, supplemented, restated or otherwise modified from time to time.”

SECTION 2. Effectiveness. This Amendment and the provisions contained herein shall become effective as of the date first above written.

SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Master Netting Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Master Netting Agreement, and each reference in the Underlying Master Agreements or the Security Documents to “the Guarantee and Master Netting Agreement,” “thereunder,” “thereof” or words of like import referring to the Master Netting Agreement, shall mean and be a reference to the Master Netting Agreement, as amended by this Amendment.

(b) The Master Netting Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

SECTION 4. Notice. Each party hereto hereby acknowledges timely notice of the execution of this Amendment and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Master Netting Agreement, Underlying Master Agreements or the Security Documents with respect to the execution of this Amendment.

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SECTION 5. Consent to Security Interest. Each of the parties hereto hereby consent to the creation and existence of the security interests in the Collateral created by the Fourth Security Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY (TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW):

(a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTY SHALL HAVE BEEN NOTIFIED PURSUANT HERETO;

(d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

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(e) WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

SECTION 8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ITS RIGHT TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING ARISING AS A RESULT OF OR RELATING TO THIS AGREEMENT.

SECTION 9. Entire Agreement. This Amendment, the Master Netting Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 10. Captions. The various captions in this Amendment are included for convenience only and shall not affect the meaning or interpretation of any provision of this Amendment.

SECTION 11. Severability. If any provision of this Amendment, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Amendment, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Amendment so long as this Amendment, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Amendment will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 12. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law but excluding all other choice of law and conflicts of law rules).

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GMAC LLC
a Delaware limited liability company
as Lender

By:	/s/ David C. Walker

Name:	David C. Walker
Title:	Business Unit Treasury Executive

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GMAC INVESTMENT MANAGEMENT LLC

By:	/s/ Melissa Melvin

Name:	Melissa Melvin
Title:	Assistant Secretary

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GMAC MORTGAGE, LLC

By:	/s/ John M. Peterson

Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING COMPANY, LLC

By:	/s/ John M. Peterson

Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL CAPITAL, LLC

By:	/s/ John M. Peterson

Name:	John M. Peterson
Title:	Assistant Treasurer

RFC ASSET HOLDINGS II, LLC

By:	/s/ John M. Peterson

Name:	John M. Peterson
Title:	Treasurer

PASSIVE ASSET TRANSACTIONS, LLC

By:	/s/ John M. Peterson

Name:	John M. Peterson
Title:	Treasurer

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